Exhibit 10.62

FIRST AMENDMENT TO CONTINUING GUARANTY THIS FIRST AMENDMENT TO CONTINUING GUARANTY (the “First Amendment”) is effective as of May 12, 2021 (the “Effective Date”) between, Lodging Fund REIT III OP, LLC, a Delaware limited partnership (the “Guarantor”) and EPH Development Fund, LLC, a Delaware limited liability company (“Lender”). A. Guarantor and Lender are party to a certain Continuing Guaranty (the “Continuing Guaranty”) dated May 12, 2021. B. The Continuing Guaranty is a requirement of the Amended and Restated Promissory Note and Loan Agreement each dated May 12, 2021, between LF3 EL PASO TRS, LLC, a Delaware limited liability company and LF3 EL PASO, LLC a Delaware limited liability company (collectively, “Borrower”) and Lender. Guarantor is the direct and indirect affiliate or sole member of Borrower. C. Defined terms used in this First Amendment have the same meaning as the Continuing Guaranty, unless stated otherwise herein. NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Lender hereby agree as follows: 1. AMENDMENT TO PARAGRAPH 10(c). Paragraph 10(c) of the Continuing Guaranty is amended to read in its entirety as follows: “(c) at all times, maintain a Net Worth of at least $50,000,000.00.” 2. COUNTERPARTS; FACSIMILE SIGNATURES. This First Amendment may be signed in any number of counterparts, each of which will be deemed to be an original, and all counterparts will constitute one and the same agreement. Facsimile signatures may be relied upon as original signatures. 3. EFFECT. Except as hereby amended, the Continuing Guaranty remains in full force and effect. [Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first above written. GUARANTOR: Loding Fund REIT III OP, LP a Delaware Limited partnership By: Loding Fund REIT III, Inc., a Maryland corporation Its: General Partner /s_/_S_a_mu_e_l _Mo_n_tg_o_me_ry By: Name: Samuel C. Montgomery Its: Chief Financial Officer LENDER: EPH Development Fund, LLC a Delaware limited liability company /_s/_A Ke_n_Ok_a_m_o_t_o By: Name: Its: A. Ken Okamoto Authorized Signatory